Republic Companies Group, Inc.
Supplemental Information
Third Quarter and Year to Date Through September

Posted to www.republicgroup.com prior to the opening of the financial markets on November 3, 2006.

The following supplemental consolidated and segment information is provided in conjunction with our press release regarding third quarter and year to date through September 30 results.

Supplemental Consolidated Information
Set forth in the tables below are the comparative summary consolidated results of operations and key financial measures for the three-month and nine-month periods ended September 30, 2006 and 2005:

Summary Results of Operations - Consolidated ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Net insurance premiums earned	$ 74,096	$ 61,273	$ 204,266	$ 177,643
Net investment income	3,875	3,019	11,029	8,068
Net realized gains (losses)	(125)	45	(268)	121
Other income	1,659	1,497	4,929	4,697
Total revenues	79,505	65,834	219,956	190,529
Net losses and loss adjustment expenses incurred	36,094	37,485	115,935	104,515
Underwriting, acquisition and operating expenses
Commissions	17,649	11,942	44,621	34,014
Other underwriting, acquisition and operating expenses	12,139	9,799	34,879	30,356
Total underwriting, acquisition and operating expenses	29,788	21,741	79,500	64,370
Interest expense	1,016	867	2,939	2,377
Total expenses	66,898	60,093	198,374	171,262
Income from continuing operations before income taxes	12,607	5,741	21,582	19,267
Income tax expense	(4,481)	(2,846)	(8,309)	(7,595)
Minority interest	(131)	0	(290)	0
Equity in earnings of unconsolidated foreign insurance company	261	1,394	2,632	2,935
Net income	$ 8,256	$ 4,289	$ 15,615	$ 14,607

Key Measures ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Gross written premiums	$ 175,052	$ 134,459	$ 440,550	$ 366,211
Net written premiums	101,377	70,279	239,678	194,564

Net ex-catastrophe loss ratio	47.8%	53.4%	50.2%	52.0%
Net catastrophe loss ratio	0.9%	7.8%	6.6%	6.8%
Net expense ratio	40.2%	35.5%	38.9%	36.3%
Net combined ratio	88.9%	96.7%	95.7%	95.1%

Supplemental Segment Information
Set forth in the tables below are comparative summary results of operations and key financial measures for the three-month and nine-month periods ended September 30, 2006 and 2005 for our four business segments, Independent Agents - Personal Lines, Independent Agents - Commercial Lines, Program Management and Insurance Services and Corporate.

Independent Agents - Personal Lines Segment
Results of Operations - Independent Agents - Personal Lines ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Net insurance premiums earned	$ 34,660	$ 30,813	$ 97,745	$ 94,935
Net investment income	1,621	1,133	4,055	3,273
Net realized gains (losses)	(51)	17	(100)	50
Other income	378	436	1,171	1,264
Total revenues	36,608	32,399	102,871	99,522
Net losses and loss adjustment expenses incurred	16,041	17,733	55,849	53,127
Underwriting, acquisition and operating expenses
Commissions	7,033	5,876	18,509	17,114
Other underwriting, acquisition and operating expenses	5,806	6,017	17,091	16,212
Total underwriting, acquisition and operating expenses	12,839	11,893	35,600	33,326
Total expenses	28,880	29,626	91,449	86,453
Income from continuing operations before income taxes	7,728	2,773	11,422	13,069
Income tax expense	(2,821)	(1,536)	(4,183)	(5,151)
Minority interest	(131)	0	(290)	0
Net income	$ 4,776	$ 1,237	$ 6,949	$ 7,918
Key Measures ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Gross written premiums	$ 61,297	$ 38,140	$ 132,197	$ 105,487
Net written premiums	56,612	34,102	120,703	97,676

Net ex-catastrophe loss ratio	45.4%	43.8%	48.0%	44.4%
Net catastrophe loss ratio	0.9%	13.8%	9.1%	11.6%
Net expense ratio	37.0%	38.5%	36.5%	35.1%
Net combined ratio	83.3%	96.1%	93.6%	91.1%

Independent Agents - Commercial Lines Segment
Results of Operations - Independent Agents - Commercial Lines ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Net insurance premiums earned	$ 19,650	$ 16,315	$ 56,240	$ 49,699
Net investment income	1,221	984	3,673	2,573
Net realized gains (losses)	(40)	15	(90)	39
Other income	56	50	156	147
Total revenues	20,887	17,364	59,979	52,458
Net losses and loss adjustment expenses incurred	10,341	11,625	34,688	32,326
Underwriting, acquisition and operating expenses
Commissions	3,864	3,368	10,565	9,398
Other underwriting, acquisition and operating expenses	4,772	3,579	13,646	11,060
Total underwriting, acquisition and operating expenses	8,636	6,947	24,211	20,458
Total expenses	18,977	18,572	58,899	52,784
Income (loss) from continuing operations before income taxes	1,910	(1,208)	1,080	(326)
Income tax (expense) benefit	(770)	438	(416)	128
Net income (loss)	1,140	$ (770)	$ 664	(198)
Key Measures ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Gross written premiums	$25,777	$ 21,469	$ 73,128	$ 62,363
Net written premiums	22,112	17,849	62,628	53,633

Net ex-catastrophe loss ratio	50.7%	68.1%	53.6%	62.8%
Net catastrophe loss ratio	1.9%	3.2%	8.1%	2.2%
Net expense ratio	44.0%	42.5%	43.0%	41.2%
Net combined ratio	96.6%	113.8%	104.7%	106.2%

Program Management Segment
Results of Operations - Program Management ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Net insurance premiums earned	$ 19,786	$ 14,145	$ 50,281	$ 33,009
Net investment income	872	811	2,909	1,907
Net realized gains (losses)	(31)	12	(72)	29
Other income	638	519	1,659	1,741
Total revenues	21,265	15,487	54,777	36,686
Net losses and loss adjustment expenses incurred	9,712	8,127	25,398	19,062
Underwriting, acquisition and operating expenses
Commissions	6,752	2,698	15,547	7,502
Other underwriting, acquisition and operating expenses	1,702	1,443	4,618	4,290
Total underwriting, acquisition and operating expenses	8,454	4,141	20,165	11,792
Total expenses	18,166	12,268	45,563	30,854
Income from continuing operations before income taxes	3,099	3,219	9,214	5,832
Income tax expense	(940)	(1,389)	(3,762)	(2,299)
Net income	$ 2,159	$ 1,830	$ 5,452	$ 3,533
Key Measures ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Gross written premiums	$ 42,440	$ 38,551	$ 109,026	$ 97,670
Net written premiums	22,653	18,328	56,347	43,255

Net loss ratio	49.1%	57.5%	50.5%	57.7%
Net expense ratio	42.7%	29.2%	40.1%	35.8%
Net combined ratio	91.8%	86.7%	90.6%	93.5%

Insurance Services and Corporate Segment
Results of Operations - Insurance Services and Corporate ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Net investment income	$ 161	$ 91	$ 392	$ 315
Net realized gains (losses)	(3)	1	(6)	3
Other income	587	492	1,943	1,545
Total revenues	745	584	2,329	1,863
Underwriting, acquisition and operating expenses	(141)	(1,240)	(476)	(1,206)
Interest expense	1,016	867	2,939	2,377
Total expenses	875	(373)	2,463	1,171
Income (loss) from continuing operations before income taxes	(130)	957	(134)	692
Income tax benefit (expense)	50	(359)	52	(273)
Equity in earnings of unconsolidated foreign insurance company	261	1,394	2,632	2,935
Net income	$ 181	$ 1,992	$ 2,550	$ 3,354
Key Measure ($ in thousands)	Three Months Ended September 30, 2006 (unaudited)	Three Months Ended September 30, 2005 (unaudited)	Nine Months Ended September 30, 2006 (unaudited)	Nine Months Ended September 30, 2005 (unaudited)

Gross written premiums	$ 45,538	$ 36,299	$ 126,199	$ 100,691

Risks Related to Our Business and Our Industry
You should carefully consider the risks described in our Annual Report filed on Form 10-K and in our other filings with the Securities and Exchange Commission (available at www.sec.gov). Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Media and Investor Contact
Michael E. Ditto, Esq.
Vice President, General Counsel and Secretary
972 788 6000